                                  FORM 8-K


                      Securities and Exchange Commission
                            Washington, D.C.  20549



                               CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  November 19, 1998


                        Surety Capital Corporation
         ------------------------------------------------------
         (exact name of registrant as specified in its charter)



    Delaware                    33-1983                    75-2065607
---------------         ------------------------         --------------
(State or other         (Commission File Number)         (IRS Employer
jurisdiction of                                          Identification
incorporation)                                               Number)



          1845 Precinct Line Road, Suite 100, Hurst, Texas  76054
          -------------------------------------------------------
               (address of principal executive offices)



Registrant's telephone number, including area code: (817) 498-2749



                             Not applicable
        -------------------------------------------------------------
	(Former name or former address, if changed since last report)


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Item 5.  Other Events


	On November 19, 1998, each member of the Board of Directors of the Registrant's wholly owned subsidiary, Surety Bank, National Association ("Surety Bank"), signed a formal written agreement with the Office of the Comptroller of the Currency ("OCC") pursu-ant to which Surety Bank is required to achieve certain capital levels and adopt and implement certain plans, policies and strate-gies (the "Formal Agreement"). In particular, Surety Bank is required to achieve by March 31, 1999 Tier I and Tier II combined capital at least equal to 12% of risk-weighted assets and Tier I leverage capital at least equal to 7.5% of adjusted total assets, and by December 31, 1999 Tier I and Tier II combined capital at least equal to 14% of risk-weighted assets.

	At October 16, 1998, following the consummation of the sale of Surety Bank's four Lufkin-area branches to Commercial Bank of Texas, National Association, Surety Bank had Tier I and Tier II combined capital of 10.6% of risk-weighted assets and Tier I leverage capital of 6.7% of adjusted total assets. Management believes that it will be able to achieve the Tier I and Tier II combined capital levels and the leverage ratio required by March 31, 1999 and December 31, 1999, respectively, as well as adopt and implement certain plans, policies and strategies, all as more fully set forth in the Formal Agreement. However, no assur-ance can be given that management will be successful in such efforts.

	Additionally, the Formal Agreement prohibits the Board of Directors from declaring or paying any dividends unless Surety Bank is in compliance with (1) certain statutory requirements, its approved capital program, and the Tier I and Tier II capital levels set forth in the Formal Agreement, and (2) has obtained the prior written approval of the OCC. As a holding company without significant assets other than its ownership of Surety Bank, the Registrant's ability to meet its cash obligations, including its debt service obligations on its outstanding subordinated debt, is dependent upon the payment of dividends by Surety Bank.

	Although the Registrant believes it has sufficient financing for its working capital needs, including its debt service obliga-tions, through the end of its 1999 fiscal year, there can be no assurance that the Registrant's present capital and financing will be sufficient to finance future operations. In such event the Registrant, if it is unable to obtain additional financing from external sources, could be required to restrict operations.

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                                 SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SURETY CAPITAL CORPORATION



DATE:  November 30, 1998			/s/ Bobby W. Hackler
                                                --------------------
                                                Bobby W. Hackler
                                                Chairman of the Board






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